UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street  Omaha, Nebraska     68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

Empiric 2500

Fund

Semi-Annual Report

March 31, 2014

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Semi-Annual Letter to Shareholders

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares for the period ending March 31st, was $35.23 per share.  Cumulative and annualized returns follow.

Cumulative Returns Ended 03.31.2014	Class A (No Sales Charges)	Class A (Max 5.75% Charge	Class C	Benchmark Indices[1]
Last 3 Years	31.51%	23.93%	28.61%	48.92%
Last 5 Years	105.78%	93.98%	98.20%	157.94%
Last 10 Years	92.27%	81.19%	-	102.11%
Since Inception (A)	448.51%	448.51%	-	346.41%
Since Inception (C)	-	-	47.71%	86.86%
Annualized Returns
Last 3 Years	9.56%	7.41%	8.75%	14.20%
Last 5 Years	15.53%	14.17%	14.66%	20.87%
Last 10 Years	6.76%	6.12%	-	7.29%
Since Inception (A)	9.69%	9.69%	-	8.47%
Since Inception (C)	-	-	4.71%	7.65%
Short-term Returns
Last 3 months	(0.08)%	(5.83)%	(0.27)%	2.30%
Last 6 months	14.08%	7.53%	13.65%	11.16%
Last 12 months	29.28%	21.83%	28.29%	20.39%
Gross Expense Ratio	1.95%	-	2.70%	-

1 Prior to 09/30/2013, the Benchmark Index is the S&P 500.  For complete periods after 09/30/2013, the Benchmark Index is the Russell 2500.  Periods that straddle 09/30/2013 use blended returns of both indexes, the S&P 500 prior to 09/30/2013, and the Russell 2500 thereafter.

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance quoted.  To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00% for shares purchased prior to November 1, 2013.  Performance data shown with Max 5.75% charge does reflect the maximum sales charge.  Performance data shown with no sales charges does not reflect current maximum sales charge.  Had the sales charges been included, the Fund’s returns would have been lower.  Shaded areas indicate the highest return for the period.

For investors, traders and economists, the last few months have provided a heavy dose of news from the Federal Reserve. Janet Yellen was confirmed as the new Fed chair in January, taking over after Ben Bernanke served for 8 years. Investors wanted to be assured that Yellen would maintain Bernanke’s policies that have steadied the U.S. economy after the worst economic crisis in many decades.

Unfortunately, Yellen rattled the financial markets in March. After her first meeting as chair, she held a press conference in which she suggested that she might favor raising interest rates later this year. Stocks dropped, and the yield on the 10-year Treasury note jumped nearly 0.01% in minutes.

Yellen quickly clarified her remarks by saying that she was not going to pursue aggressive raising of interest rates in an economy that is only weakly recovering. Statements and actions by the Fed since then have confirmed that go-slow approach. It’s now accepted wisdom that the Fed’s accommodative policy will likely continue into 2015, including a slow taper of quantitative easing.

Anemic Economic Recovery

It’s good news that the Fed will continue to try to prop up the economy unless economic conditions change significantly. However, that good news also reflects the problem: This economic recovery has been anemic, despite rebounding stock markets.

What does an investment management firm do in these conditions? At Empiric, we’ve redoubled our attention to building and testing our quantitative models. We’re not making decisions based on rumors about the Fed, nor do we chase hot industry sectors. Instead, we look for answers in our long-term, quantitative approach.

We are pleased to report that our approach is paying off. We are coming up with new insights that are driving our investment decision-making, for the benefit of our shareholders. (Remember, we are substantial shareholders, too.)

Our research can be summed up in a surprisingly simple statement: Find quality stocks.

A quality-first strategy will pay off over time. Benjamin Graham, known as the father of value investing, wrote about the importance of purchasing quality stocks as much as he wrote about how to place a value on a stock. Graham’s most famous student, Warren Buffett, frequently says he would much rather own a quality company at a reasonable price than own a lousy company at a cheap price.

Our deep dive into quantitative modeling has been an ongoing focus for the last three years. We test our ideas on decades of data, looking at the market’s performance over long periods of time. In our search for understanding quality, we constantly ask why did some investment decisions succeed, and why did others fail.

One of our key observations is that the period 2003 to 2013 upset many of the traditional relationships between different types of investments. In that decade, we had a strong market recovery from the tech bust, followed by a huge drop in the financial crisis, followed by a big recovery. It’s unprecedented to experience such volatility in a short time, and we want to understand why the last 10 years have been so radically different than the past.

Our quantitative research drives how we invest in this economy, even as we interpret news such as the Fed’s activities. We believe—and history has shown—quality stocks tend to outperform in mature bull markets.

At some point, the Fed will have to raise interest rates. When it happens, some of the air will come out of the market, and quality will be at a premium.

That’s why we work so hard to define a “quality” stock. We begin by looking for companies with high efficiency ratios—in other words, they use their assets wisely. These companies run very profitable businesses, and those profits look likely to continue. The companies are able to pay dividends and repurchase shares. They produce goods or services that people want, and they sell them at a reasonable profit.

Our quantitative work is designed to identify those companies. Just as importantly, it’s designed to weed out companies that have some quality features, but aren’t as strong as they appear.

Given the market today, we feel that holding quality stocks is especially important. The bull market cycle is maturing. Remember, we’re in the 5th year of the up cycle, and the average recovery only lasts 4 years.

When the worldwide risks are added—China in a property value bubble, Russia causing unrest in energy markets, and so on—it’s not a pretty picture. We believe that it’s not a time to invest in high-risk stocks.

A few words about high-speed trading

There’s one other newsworthy issue we’d like to discuss briefly: high-speed trading.

Recently, a New York Times bestselling book by Michael Lewis, “Flash Boys,” singled out high-speed traders as “gaming” the investment markets. Almost simultaneously, Congress and the SEC started to investigate high-speed trading. At least one class action lawsuit has emerged, too.

The basic accusation is that high-speed traders cheat the system by getting information fractions of a second ahead of others, then using that information to make trades with guaranteed profits.

Because these traders use computers to make lightning-fast decisions, they are sometimes thought of as “quants.” But that is an incorrect understanding of what quants do. Empiric is a quant because we use economic and mathematical models to make long-term investment decisions. We are not high-speed traders.

Empiric’s investment decisions are based on economics, not based on getting information a fraction of a second early. The latter activity is, in many ways, similar to front-running on stock trades, and it’s (possibly) illegal.

One of the firms we use for security transactions is the Royal Bank of Canada, and it is one of the heroes in the book “Flash Boys.” To mitigate high-speed traders’ advantage, RBC changes the timing of orders so that all trading venues are hit simultaneously, rather than sequentially; this makes it much more difficult for the flash boys to jump ahead in the line. It’s technology fighting technology.

Is a technology solution sufficient to deal with the problem? Probably not, and it will be interesting to see what investigators find and how regulators react.

In order for the market to operate efficiently, information must be disseminated equally to all market participants at the same time. Snooping, high-speed canceled orders, and trading on information which has yet to be distributed to the entire market undermines a healthy, well-functioning system. The market has probably been harmed to some degree by high-speed trading. In addition, those trades now represent approximately 70% of trading traffic, possibly bringing a higher rate of volatility to a market that—as we have already discussed—is risky.

We appreciate your confidence in us and your investment in the fund. We will continue to work to justify your confidence.

Respectfully submitted,

Mark A. Coffelt, CFA

Loren M. Coffelt

Co-Portfolio Manager

Co-Portfolio Manager

Empiric Advisors, Inc.

Empiric Advisors, Inc.

markcoffelt@empiricadvisors.com

lorenmark@empiricadvisors.com

4119-NLD-6/4/2014

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund's performance figures* for the periods ended March 31, 2014, compared to its benchmark:

	6 Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Empiric 2500 Fund Class A	14.08%	29.28%	9.56%	15.53%	6.76%
Empiric 2500 Fund Class A with load(a)	7.53%	21.83%	7.41%	14.17%	6.12%
Russell 2500 Index (b)	11.16%	24.01%	13.95%	25.33%	9.43%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's total annual operating expenses are 2.02% for Class A shares, per the prospectus dated February 1, 2014. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a) Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.
(b) The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund's performance figures* for the periods ended March 31, 2014, compared to its benchmark:

	6 Month Return	1 Year Return	3 Year Return	5 Year Return	Since Inception **
Empiric 2500 Fund Class C	13.65%	28.29%	8.75%	14.66%	4.71%
Russell 2500 Index (a)	11.16%	24.01%	13.95%	25.33%	9.43%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's total annual operating expenses are 2.77% for Class C shares, per the prospectus dated February 1, 2014. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

** Inception Date is 10/7/2005
(b )The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of March 31, 2014 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2014
Shares		Value

	COMMON STOCKS - 96.7%
	BIOTECHNOLOGY - 10.2%
68,800	Myriad Genetics, Inc.*	$ 2,352,272
16,600	United Therapeutics Corp. *	1,560,898
		3,913,170
	BUILDING MATERIALS- 0.4%
8,800	Gibraltar Industries, Inc. *	166,056

	CHEMICALS- 2.1%
39,100	Aceto Corp.	785,519

	COMMERCIAL PRINTING - 3.8%
8,255	RR Donnelley & Sons Co.	147,765
26,677	Vistaprint	1,313,042
		1,460,807
	COMMERCIAL SERVICES - 23.8%
4,700	Ascent Capital Group, Inc.	355,085
42,500	Booz Allen Hamilton Holding Corp.	935,000
39,000	Cardtronics, Inc. *	1,515,150
35,300	Euronet Worldwide, Inc. *	1,468,127
29,700	Heartland Payment Systems, Inc.	1,231,065
73,900	Live Nation Entertainment, Inc. *	1,607,325
22,200	Navigant Consulting, Inc. *	414,252
51,300	Total System Services, Inc.	1,560,033
		9,086,037
	COMPUTERS - 11.9%
16,700	DST Systems, Inc.	1,582,993
27,100	Jack Henry & Associates, Inc.	1,511,096
37,700	Synopsys, Inc. *	1,448,057
		4,542,146
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
8,700	Insteel Industries, Inc.	171,129

	FOOD - 9.7%
97,100	Pilgrim's Pride Corp. *	2,031,332
21,603	Sanderson Farms, Inc.	1,695,619
		3,726,951
	HEALTHCARE - PRODUCTS - 3.7%
27,500	Align Technology	1,424,225

	HEALTHCARE - SERVICES - 9.2%
23,300	WellCare Health Plans, Inc. *	1,480,016
15,231	Addus HomeCare Corp. *	351,075
3,746	Amsurg Corp. *	176,362
42,400	HealthSouth Corp.	1,523,432
		3,530,885
	INSURANCE - 0.1%
1,210	AmTrust Financial Services, Inc.	45,508

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
March 31, 2014
Shares		Value
	INTERNET - 4.1%
21,900	IAC/InterActive Corp.	$ 1,563,441

	MACHINERY-DIVERSIFIED - 8.3%
21,800	IDEX Corp.	1,589,002
21,300	Graco, Inc.	1,591,962
		3,180,964
	METAL FABRICATE/HARDWARE - 1.6%
8,200	CIRCOR International, Inc.	601,306

	PHARMACEUTICALS - 4.8%
51,000	Lannett Co. Inc. *	1,821,720

	RETAIL - 0.7%
6,600	GameStop Corp.	271,260

	SOFTWARE - 1.3%
5,000	Dun & Bradstreet Corp.	496,750

	Transportation - 0.6%
10,300	Marten Transport Ltd.	221,656

	TOTAL COMMON STOCKS (Cost $34,067,931)	37,009,530

	SHORT-TERM INVESTMENT - 2.8%
1,063,787	Fidelity Institutional Money Market Portfolio - Institutional Class, 0.01%**	1,063,787
	TOTAL SHORT-TERM INVESTMENT (Cost $1,063,787)

	TOTAL INVESTMENTS IN SECURITIES - 99.5% (Cost $35,131,718) (a)	$ 38,073,317
	ASSETS IN EXCESS OF OTHER LIABILITIES 0.5%	186,559
	TOTAL NET ASSETS - 100.0%	$ 38,259,876

* Non-Income producing security.
** Interest rate reflects seven-day effective yield on March 31, 2014
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $35,500,183 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 3,208,353
	Unrealized depreciation	(635,219)
	Net unrealized appreciation	$ 2,573,134

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2014

ASSETS
Investment securities:
At cost	$ 35,131,718
At value	$ 38,073,317
Dividends and interest receivable	13,310
Receivable for Fund shares sold	280,069
Prepaid expenses and other assets	4,306
TOTAL ASSETS	38,371,002

LIABILITIES
Payable for Fund shares repurchased	14,791
Distribution (12b-1) fees payable	30,407
Investment advisory fees payable	33,219
Fees payable to other affiliates	20,615
Accrued expenses and other liabilities	12,094
TOTAL LIABILITIES	111,126
NET ASSETS	$ 38,259,876

Composition of Net Assets:
Paid in capital	$ 35,268,738
Undistributed net investment loss	(133,491)
Accumulated net realized gain from security transactions	183,030
Net unrealized appreciation of investments	2,941,599
NET ASSETS	$ 38,259,876

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 35,753,213
Shares of beneficial interest outstanding (a)	1,014,788
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$ 35.23
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 37.38

Class C Shares:
Net Assets	$ 2,506,663
Shares of beneficial interest outstanding (a)	75,571
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 33.17

(a) Unlimited number of shares of benficial interest authorized, no par value.
(b)

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2014

INVESTMENT INCOME
Dividends	$ 217,630
Interest	193
TOTAL INVESTMENT INCOME	217,823

EXPENSES
Investment advisory fees	189,719
Distribution (12b-1) fees:
Class A	44,281
Class C	12,595
Administration fees	40,925
MFund service fees	21,438
Professional fees	14,476
Non 12b-1 shareholder servicing fees	7,086
Printing and postage expenses	6,416
Compliance officer fees	5,266
Registration fees	3,491
Custodian fees	2,396
Transfer agent fees	680
Trustees fees and expenses	617
Insurance expense	488
Other expenses	1,440
TOTAL EXPENSES	351,314

NET INVESTMENT LOSS	(133,491)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	3,590,758

Net change in unrealized appreciation on investments	1,451,158

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	5,041,916

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,908,425

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2014	Year Ended
	(Unaudited)	September 30, 2013
FROM OPERATIONS
Net investment loss	$ (133,491)	$ (133,241)
Net realized gain from investment transactions	3,590,758	7,494,608
Net change in unrealized appreciation (depreciation) on investments	1,451,158	(357,074)
Net increase in net assets resulting from operations	4,908,425	7,004,293

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(3,441,228)	-
Class C	(260,569)	-
Net decrease in net assets from distributions to shareholders	(3,701,797)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,910,089	2,477,117
Class C	24,921	72,138
Net asset value of shares issued in reinvestment of distributions:
Class A	3,377,868	-
Class C	220,090	-
Payments for shares redeemed:
Class A	(3,395,458)	(8,211,729)
Class C	(133,440)	(344,263)
Net increase (decrease) in net assets from shares of beneficial interest	2,004,070	(6,006,737)

TOTAL INCREASE IN NET ASSETS	3,210,698	997,556

NET ASSETS
Beginning of Period	35,049,178	34,051,622
End of Period *	$ 38,259,876	$ 35,049,178
*Includes undistributed net investment loss of:	$ (133,491)	$ -

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	March 31, 2014	Year Ended
	(Unaudited)	September 30, 2013
SHARE ACTIVITY
Class A:
Shares Sold	54,107	81,627
Shares Reinvested	97,824	-
Shares Redeemed	(96,168)	(272,147)
Net increase (decrease) in shares of beneficial interest outstanding	55,763	(190,520)

Class C:
Shares Sold	748	2,573
Shares Reinvested	6,755	-
Shares Redeemed	(4,042)	(12,553)
Net increase (decrease) in shares of beneficial interest outstanding	3,461	(9,980)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	For the
	Six Months Ended		Year		Year		Year	Year	Year
	March 31, 2014		Ended		Ended		Ended	Ended	Ended
	(Unaudited)		September 30, 2013		September 30, 2012		September 30, 2011	September 30, 2010	September 30, 2009
Net asset value, beginning of year	$ 34.11		$ 27.73		$ 22.92		$ 24.14	$ 25.24	$ 25.25

Activity from investment operations:
Net investment income (loss)	(0.12)	(1)	(0.10)	(1)	(0.20)		(0.30)	(0.26)	0.03
Net realized and unrealized
gain (loss) on investments	4.85		6.48		5.01		(0.92)	(0.84)	0.07
Total from investment operations	4.73		6.38		4.81		(1.22)	(1.10)	0.10

Less distributions from:
Net investment income	-		-		-		-	-	(0.11)
Net realized gains	(3.61)		-		-		-	-	-
Total distributions	(3.61)		-		-		-	-	(0.11)

Net asset value, end of period	$ 35.23		$ 34.11		$ 27.73		$ 22.92	$ 24.14	$ 25.24

Total return (2)	14.08%	(7)	23.0%	(3)	21.0%	(4)	(5.1)%	(4.3)%	0.5%

Net assets, at end of period (000s)	$ 35,753		$ 32,712		$ 31,872		$ 33,438	$ 41,168	$ 43,458

Ratio of gross expenses to average
net assets (5)	1.79%	(8)	1.95%		1.76%		1.75%	1.73%	1.74%
Ratio of net expenses to average
net assets	1.79%	(8)	1.90%	(6)	-		-	-	-
Ratio of net investment income (loss)
to average net assets	(0.65)%	(8)	(0.33)%		(0.70)%		(0.98)%	(1.00)%	0.12%

Portfolio Turnover Rate	270%	(7)	789%		540%		352%	169%	259%

(1)	Per share amounts calculated using the average shares method.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment on the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund's expenses , total return would have been lower.

(3)

Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%. Please refer to Note 5 in the Notes to Financial Statements for further details.

(4)

Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.9%. Please refer to Note 5 in the Notes to Financial Statements for further details.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 for further details.
(7) Not Annualized
(8) Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	For the
	Six Months Ended		Year		Year		Year	Year	Year
	March 31, 2014		Ended		Ended		Ended	Ended	Ended
	(Unaudited)		September 30, 2013		September 30, 2012		September 30, 2011	September 30, 2010	September 30, 2009
Net asset value, beginning of year	$ 32.42		$ 26.55		$ 22.11		$ 23.46	$ 24.72	$ 24.79

Activity from investment operations:
Net investment loss	(0.24)	(1)	(0.31)		(0.40)		(0.46)	(0.32)	(0.17)
Net realized and unrealized
gain (loss) on investments	4.60		6.18		4.84		(0.89)	(0.94)	0.10
Total from investment operations	4.36		5.87		4.44		(1.35)	(1.26)	(0.07)

Less distributions from:
Net realized gains	(3.61)		-		-		-	-	-
Total distributions	(3.61)		-		-		-	-	-

Net asset value, end of year	$ 33.17		$ 32.42		$ 26.55		$ 22.11	$ 23.46	$ 24.72

Total return (2)	13.65%	(7)	22.1%	(3)	20.1%	(4)	(5.8)%	(5.1)%	(0.3)%

Net assets, at end of year (000s)	$ 2,507		$ 2,338		$ 2,179		$ 2,239	$ 2,337	$ 1,992

Ratio of gross expenses to average
net assets (5)	2.54%	(8)	2.70%		2.51%		2.50%	2.48%	2.49%
Ratio of net expenses to average
net assets	2.54%	(8)	2.65%	(6)	-		-	-	-
Ratio of net investment loss
to average net assets	(1.41)%	(8)	(1.08)%		(1.45)%		(1.73)%	(1.79)%	(0.62)%

Portfolio Turnover Rate	270%	(7)	789%		540%		352%	169%	259%

(1)	Per share amounts calculated using the average shares method.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund's expenses , total return would have been lower.

(3)

Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%. Please refer to Note 5 for further details.

(4)

Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.0%. Please refer to Note 5 for further details.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 for further details.
(7) Not Annualized
(8) Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2014

 (1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”).  These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of twenty-eight series.The Fund is a separate non-diversified series of the Trust.  Empiric Funds, Inc. (the "Advisor"), acts as advisor to the Fund. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares:  Class A and Class C shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund reorganized on April 5, 2013 and was formed as a result of a tax-free conversion.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.  Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.    Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.   GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2014

less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets measured at fair value:

Assets Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Level 3	Totals
Common Stocks	$ 37,009,530	$ -	$ -	$ 37,009,530
Short-Term Investment	1,063,787	-	-	1,063,787
Total	$ 38,073,317	$ -	$ -	$ 38,073,317

(a) As of and during the six months ended March 31, 2014, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).  There were transfers no between Level 1, Level 2, and Level 3 at the end of the reporting period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)

Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the six months ended March 31, 2014, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2014, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 to 2013), or expected to be taken in the Fund’s 2014 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

d)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)

Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis.  Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2014

h)

Redemption fees and sales charges (loads) - The Fund does not charge redemption fees. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Prior to November 1, 2013, investments in Class C shares were subject to a CDSC of 1.00% in the event of certain redemptions within one year following purchase.  The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the six months ended March 31, 2014, there were no CDSC fees paid to the Advisor.

(2)

INVESTMENT TRANSACTIONS

For the six months ended March 31, 2014, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 100,960,096	$ 103,652,955

(3)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisor Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisor Agreement, with the exception of specific items of expense (as detailed in the Advisor Agreement). For the six months ended March 31, 2014, management fees of $189,719 were incurred by the Fund.

Effective February 1, 2013, the Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, acquired fund fees and expenses, and extraordinary litigation expenses, do not exceed 1.73% of the Fund’s average daily net assets through January 31, 2016.  This expense cap may not be terminated prior to this date except by the Board of Trustees.  Expenses reimbursed and/or fees reduced by the Advisor may be recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit.  For the period February 1, 2013 through September 30, 2013, the Advisor reduced its fees in the amount of $17,490 which is subject to recapture pursuant to the aforementioned conditions no later than September 30, 2016.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended March 31, 2014, the Fund incurred $21,438 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 1, 2014 Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Portfolio, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2014

Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended.  Prior to April 1, 2014 Trustees received a quarterly retainer of $250.  The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust and Mutual Fund Series Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds.  The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses. For the period ended March 31, 2014, the Underwriter received $166 in underwriter concessions from the sale of shares of the Empiric 2500 Fund.

(4)

TAX COMPONENTS OF CAPITAL

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the period ended September 30, 2013 as follows:

(5)

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2014, Charles Schwab & Co., Inc. held 28.3% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2014

(6)

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Empiric Core Equity Fund

Additional Information (Unaudited)

March 31, 2014

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Empiric 2500 Fund

EXPENSE EXAMPLES

March 31, 2014 (Unaudited)

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Empiric Core Equity Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Expense Ratio During Period** 10/1/13 – 3/31/14
Class A	$1,000.00	$1,140.80	$9.55	1.79%
Class C	1,000.00	1,136.50	13.53	2.54

Hypothetical (5% return before expenses)	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Expense Ratio During Period** 10/1/13 – 3/31/14
Class A	$1,000.00	$1,016.01	$9.00	1.79%
Class C	1,000.00	1,012.27	12.74	2.54

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**Annualized.

Mutual Fund Series Trust

17605 Wright Street

Omaha, NE 68130

ADVISOR

Empiric Advisors, Inc.

500 N. Capital of Texas Highway

Building 8, Suite 150

Austin, TX 78746

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

DISTRIBUTOR

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

The Huntington National Bank

7 Easton Oval

Columbus, OH  43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi ____
President,
Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ____
President
Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff____
Treasurer
Date: June 5, 2014